EXHIBIT 10.6

NATIONS FUND I, LLC

REAL PROPERTY WAIVER

THIS REAL PROPERTY WAIVER (this “Waiver) is made as of the 29th day of May, 2015, by and between NATIONS EQUIPMENT FINANCE, LLC, as administrative agent and collateral agent for the Lenders (as defined below), its successors and assigns (hereinafter the “Agent”, and together with the Lenders, collectively, the “Lender Parties”), and the undersigned.

The undersigned has the interest described below in the premises commonly known as South Texas Shop, with an address of 5638 FM 1346, San Antonio, TX 78220 (the "Premises"). The Premises are now occupied in whole or in part by TEXAS STERLING CONSTRUCTION CO., a Delaware corporation (hereinafter the “Borrower”), and Borrower desires to borrow funds from Lender (as defined below), to be secured by a grant of security interest in all of Borrower’s personal property which is already on or hereafter may be delivered to the Premises, all of said property being more fully described on the schedule attached hereto (hereinafter collectively the “Collateral”), all of which Collateral is now or hereafter may become subject to a security interest in favor of Agent, for the benefit of Lenders, granted in a Loan and Security Agreement (hereinafter the “Agreement”) between Agent, NATIONS FUND I, LLC (together with other parties who become a Lender from time to time, collectively, the “Lender” or “Lenders”), Borrower and certain of Borrower’s affiliates; to be used in connection with the business of Borrower as now or hereafter conducted.

Lender is willing to lend the funds to Borrower, provided that the undersigned recognizes Agent’s prior interest in and to the Collateral.

NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1. All such Collateral may be kept, installed, maintained, used and operated in the Premises; and shall remain personal property notwithstanding the manner or mode of the attachment of such Collateral to the realty and shall not become fixtures.

2. Agent’s security interest in the Collateral and any claim that Agent may now have or hereafter may acquire against the Collateral by virtue of the Agreement is superior to any lien, claim or interest which the undersigned may now have or hereafter may acquire against or in the Collateral by virtue of the undersigned’s interest in the real property, or otherwise.

3. In the event of default by Borrower in the performance of any of its obligations pursuant to the Agreement or any extension or renewal of said Agreement, Lender Parties may: (a) abandon the Collateral in place, (b) assemble the Collateral and conduct an auction of the Collateral on the Premises, or (c) remove the Collateral from the Premises in accordance with the terms and conditions of said Agreement.

4. Lender Parties may, without affecting the validity of this Waiver, extend the time of the payment of any installments, or the performance of any of the other terms and conditions, of the Agreement, without the consent of, and without giving notice thereof to the undersigned.

5. This Waiver shall inure to the benefit of the successors and assigns of Lender Parties and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Real Property Waiver to be duly executed as of the day and year first above written.

INTEREST IN PREMISES:

☑ OWNER
☐ LANDLORD
☐ MORTGAGEE

TEXAS STERLING CONSTRUCTION CO.

By: [signature]
Name: Thomas R. Wright
Title: CFO

STATE OF Texas :
SS:
COUNTY OF Montgomery :

The undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this 29 day of May, 2015, personally appeared before me Thomas Wright, to me personally known and known to be the person who signed the foregoing Waiver, who, being by me duly sworn and being informed of the contents of said Waiver, stated and acknowledged on oath that he signed, sealed and delivered same with authority as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

[signature]
Notary Public

My Commission Expires:
March 19, 2016

LUCIA DIAZ
Notary Public, State of Texas
My Commission Expires
March 19, 2016

AJM 2267303.v1 9/21/2010 3:52 PM
4592550-1

2

Collateral Schedule

All of Borrower’s personal property of every kind and nature whether now owned or hereafter acquired by, or arising in favor of, such Borrower, and regardless of where located, including, without limitation, all of such Borrowers’ chattel paper (whether tangible or electronic), commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, goods, instruments, investment property (including, without limitation, all securities accounts), inventory, letter-of-credit rights, letters of credit, securities, supporting obligations, cash, cash equivalents, any other contract rights (including, without limitation, rights under any license agreements, leases, and franchise agreements or rights to the payment of money), general intangibles (including, without limitation, intellectual property), all books and records of such Borrower relating to each of the foregoing, and all additions, attachments, accessories, accessions and improvements to such property, all substitutions, replacements or exchanges therefor, and all proceeds, insurance claims, products, profits and other rights to payments not otherwise included in the foregoing (the “Collateral”), excluding all bonded or unbonded accounts, and all real property. All undefined terms in this paragraph shall have the meaning set forth in the UCC.